Exhibit 10.12

FIRST AMENDMENT TO THE
HOUSTON WIRE & CABLE COMPANY
AMENDED AND RESTATED 2006 STOCK PLAN

WHEREAS, Houston Wire & Cable Company, a Delaware corporation (the “Company”), maintains the Houston Wire & Cable Company 2006 Stock Plan, as amended and restated effective March 1, 2015 (the “Plan”); and

WHEREAS, the Company has reserved the authority to amend the Plan and now deems it appropriate to do so.

NOW THEREFORE, the Plan is hereby amended, effective as of March _, 2017, as follows:

Section 4.2(d) of the Plan is hereby amended to read in its entirety as follows:

(d)           The maximum aggregate number of shares of Common Stock that a Key Employee may receive upon settlement of performance-based Stock Awards and Stock Units granted in any calendar year is 150,000. For purposes of this provision, “performance-based” means Stock Awards and Stock Units intended to qualify as performance-based compensation within the meaning of Code Section 162(m).

IN WITNESS WHEREOF, this First Amendment has been executed on this 8th day of March, 2017.

HOUSTON WIRE & CABLE COMPANY

By:	/s/ Nicol G. Graham
Nicol G. Graham

Chief Financial Officer, Treasurer and Secretary